UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: November 9, 2009
(Date of earliest event reported: November 9, 2009)
Revlon Consumer Products Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	33-59650	13-3662953
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of Incorporation)

237 Park Avenue
New York, New York	10017
(Address of Principal Executive Offices)	(Zip Code)
(212) 527-4000
(Registrant’s telephone number, including area code)
None
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
In connection with Revlon, Inc.’s previous announcement that its wholly-owned operating subsidiary, Revlon Consumer Products Corporation (“RCPC”), intends to offer $330 million aggregate principal amount of senior secured notes due 2015 (the “Notes”), RCPC prepared certain unaudited pro forma and as adjusted financial information that are being presented to potential investors. The unaudited pro forma and as adjusted financial information, and the accompanying notes thereto, are attached hereto as Exhibit 99.1 and incorporated by reference into this Item 7.01. Exhibit 99.1 should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and RCPC’s historical consolidated financial statements, and the accompanying notes thereto, which are included in RCPC’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2009, filed with the Securities and Exchange Commission (the “SEC”) on October 29, 2009, and RCPC’s Annual Report on Form 10-K for the year ended December 31, 2008, filed with the SEC on February 25, 2009.
The adjustments reflected in the unaudited pro forma and as adjusted financial information are based upon available information and certain estimates and assumptions. Actual results may differ from the pro forma adjustments and from the estimates and assumptions used. RCPC believes that the estimates and assumptions used provide a reasonable basis for presenting the effects of the transactions as described in Exhibit 99.1. The pro forma adjustments made in connection with the development of the pro forma information do not purport to be indicative of RCPC’s results of continuing operations or RCPC’s financial position that actually would have occurred had such transactions been consummated as set forth in Exhibit 99.1. The unaudited pro forma and as adjusted financial information is not intended to indicate the results that may be expected for any future period.
The information in this Item 7.01, including Exhibit 99.1, shall be treated as “furnished,” and not “filed,” for purposes of the Securities Exchange Act of 1934, as amended.
Item 8.01. Other Events
On November 9, 2009, Revlon, Inc. issued a press release announcing that RCPC intends to offer $330 million aggregate principal amount of the Notes in a private placement.
A copy of the press release is attached to this Form 8-K as Exhibit 99.2 and is incorporated by reference into this Item 8.01.
The Notes and the related guarantees have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States without registration or an applicable exemption from the registration requirements.
Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Tables setting forth unaudited pro forma and as adjusted financial information for the year ended December 31, 2008 and as of and for the nine months ended September 30, 2009.
99.2	Press Release, dated November 9, 2009 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K of Revlon, Inc. filed with the Securities and Exchange Commission on November 9, 2009).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVLON CONSUMER PRODUCTS CORPORATION
By:	/s/ Robert K. Kretzman
Robert K. Kretzman
Executive Vice President, Human Resources, Chief Legal Officer and General Counsel

Date: November 9, 2009

EXHIBIT INDEX

Exhibit No.	Description
99.1	Tables setting forth unaudited pro forma and as adjusted financial information for the year ended December 31, 2008 and as of and for the nine months ended September 30, 2009.
99.2	Press release, dated November 9, 2009 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K of Revlon, Inc. filed with the Securities and Exchange Commission on November 9, 2009).